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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934




DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):      October 11, 1994





                             TJ INTERNATIONAL, INC.
- - --------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



     DELAWARE                        0-7469                    82-0250992
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  (State or other                  (Commission              (I.R.S. Employer
   jurisdiction                   File Number)             Identification No.)
 of incorporation)


   380 E. ParkCenter Boulevard, Suite 300, Boise, Idaho           83706
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         (Address of principal executive offices)                 (Zip Code)


Registrant's telephone number, including area code:  (208) 345-8500



                                                          EXHIBIT INDEX, Page 6

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Item 2.   ACQUISITION OR DISPOSITION OF ASSETS

     (a) On October 11, 1994, TJ International, Inc. (the"Company") formed a Delaware general partnership (the "Partnership"),combining the Company's wholly-owned subsidiary, Norco Windows, Inc.,a Wisconsin corporation ("Norco"), with SealRite Windows, Inc., a Nebraska corporation ("SealRite") and Oldach Window Corp., a Delaware corporation ("Oldach"). The Partnership, which was initially formed as the N-S&O Partnership, will operate under the name "Outlook Window Partnership."

          Under the terms of a Partnership Formation and Contribution Agreement (the "Contribution Agreement"), the Company contributed to the Partnership all of the assets and liabilities of Norco and all of the issued and outstanding capital stock of its wholly-owned subsidiaries, Dashwood Industries Limited, a corporation organized under the laws of the Province of Ontario, Canada ("Dashwood"), and R. LaFlamme & Frere, Inc., a corporation organized under the laws of the Province of Quebec, ("LaFlamme"), in exchange for a 73.5% interest in the Partnership.

          The Contribution Agreement also provided that each of SealRite and Oldach contributed all of their respective assets and liabilities in exchange for an aggregate 26.5% interest in the Partnership.
          The Partnership Agreement of the Partnership (the "Partnership Agreement") provides that the Company shall make an additional cash contribution to the Partnership equal to the amount of any operating losses for Norco, Dashwood and LaFlamme, from the period October 3, 1994 to December 31, 1995.

          The day-to-day business of the Partnership is under the control and direction of a chief executive officer. However, the Partnership may not take certain significant actions concerning the business of the Partnership, such as incurring indebtedness, selling assets or changing the nature of the Partnership's business without majority approval of the management board of the Partnership, consisting of three members appointed by the Company, two members appointed by SealRite and Oldach, and the chief executive officer.

          The Partnership Agreement provides that if either Norco or SealRite and Oldach experiences a change of control, the other party or parties will have the right to buy the Partnership interest of the party experiencing the change of control (the "Change Party") at a value that does not include any takeover premium attributable to the change of control. The interest of either party in the Partnership will be valued by a qualified investment banker mutually approved by the parties. The foregoing provisions may have the effect of discouraging certain transactions which involve an actual or threatened change of control of the Company.

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          Under the terms of a Liquidity Transaction Agreement, the Company has agreed to use its best efforts to cause a planned corporate successor to the Partnership to undertake a firm commitment underwritten public offering of common stock, pursuant to which the shareholders of SealRite and Oldach would be given piggy-back registration rights. The timing of such initial public offering is anticipated during calendar year 1995; however, the Company may delay such offering up to an additional 12 months. Once the corporate successor to the Partnership has completed a public offering, the SealRite and Oldach shareholders are granted two demand registration rights. If at least 80% of the SealRite and Oldach shareholdings have not been publicly registered by October 3, 1997, SealRite and Oldach may unilaterally market the Partnership (or its corporate successor), subject to the Company's right of first refusal.

     (b) The assets contributed by Norco, SealRite and Oldach to the Partnership will continue to be used in the manufacturing, distribution and sale of windows and doors and related products.

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Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (a)  Financial statements of businesses acquired.

     (b)  Pro forma financial information.

          It is impracticable for the Company to provide financial statements or pro forma financial information at this time regarding the transaction described in Item 2. Therefore, the Company will file the required financial statements and pro forma financial information under cover of Form 8 as soon as practicable, but not later than November 26, 1994.

     (c)  Exhibits

          Exhibit
          Number

            2 Conformed copy of the Partnership Formation and Contribution Agreement among TJ International, Inc., SealRite Windows, Inc. and Oldach Window Corp., dated as of October 11, 1994.

                    Schedules and Exhibits to the Partnership Formation and Contribution Agreement are listed in the Agreement.

                    TJ International will furnish supplementally a copy of any Schedule or Exhibit to the Commission on request.

            2 Conformed copy of the Partnership Agreement of the N-S&O Partnership by and among Norco Windows, Inc., SealRite Windows, Inc. and Oldach Window Corp., dated as of October 11, 1994.

                    Schedules and Exhibits to the Partnership Agreement are listed in the Agreement.

                    TJ International will furnish supplementally a copy of any Schedule or Exhibit to the Commission on request.

            4 Conformed copy of the Liquidity Transaction Agreement by and among T.J International the N-S&O Partnership and the individual shareholders of SealRite Windows, Inc., and Oldach Window Corp., dated as of October 11, 1994.

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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             TJ INTERNATIONAL, INC.
                                       ---------------------------------------
                                              (Registrant)



                                        By: /s/ Valerie A. Heusinkveld
                                           -----------------------------------
                                             Valerie A. Heusinkveld
                                             Vice President, Finance and
                                               Chief Financial Officer



Date:     October 25, 1994

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                                  EXHIBIT INDEX


Exhibit No.                   Description                      Document No.
- - -----------                                                     ------------

    2               Partnership Formation and Contribution       2
                    Agreement among TJ International, Inc.
                    SealRite Windows, Inc., and Oldbach
                    Window Corp., dated as of October 11,
                    1994.

    2               Partnership Agreement of the N-S&O            3
                    Partnership among Norco Windows, Inc.,
                    SealRite Windows, Inc. and Oldach
                    Window Corp., dated as of October 11,
                    1994.

    4               Liquidity Transaction Agreement among         4
                    TJ International, Inc., the N-S&O
                    Partnership, and the individual
                    shareholders of SealRite Windows, Inc.
                    and Oldach Window Corp., dated of October 11,
                    1994.


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